DIREXION SHARES ETF TRUST
Direxion S&P 500® High minus Low Quality ETF (QMJ)

Supplement dated March 19, 2020 to the
Summary Prospectus dated February 5, 2020 and the
Prospectus dated January 27, 2020, as last supplemented

Effective March 24, 2020, the methodology of the Direxion S&P 500® High minus Low Quality ETF’s underlying index, the S&P 500® 150/50 Quality 0.30% Decrement Index (the “Index”), will begin to rebalance quarterly rather than monthly. Accordingly, on page 1 of the Summary Prospectus and page 7 of the Prospectus, the third paragraph under the section “Principal Investment Strategy,” which describes the Index, will be replaced in its entirety with the following:
The Index Provider calculates the quality score of each security in the S&P 500® Index and then selects the 100 stocks with the highest quality score for inclusion in the Long Component and the 100 stocks with the lowest quality score for inclusion in the Short Component. Securities included in both the Long and Short Components are weighted by the quality score assigned to each security multiplied by the float adjustment market capitalization and the Long and Short Components are reconstituted semiannually. On a quarterly basis, the Index rebalances such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value.
Additionally, on pages 13-14 of the Prospectus, the eighth paragraph under the section “Overview of the Funds,” will be replaced in its entirety with the following:
The S&P Index Provider calculates the quality score of each security in the S&P 500® Index and then selects the 100 stocks with the highest quality score for inclusion in the S&P Long Component and the 100 stocks with the lowest quality score for inclusion in the S&P Short Component. Securities included in both the S&P Long and S&P Short Components are weighted by the quality score assigned to each security multiplied by the float-adjustment market capitalization and the S&P Long and S&P Short Components are reconstituted semiannually. On a quarterly basis, the S&P Index rebalances such that the weight of the S&P Long Component is equal to 150% and the weight of the S&P Short Component is equal to 50% of the S&P Index value.
For more information, please contact the Fund at (833) 547-4417.

Please retain this Supplement with your Summary Prospectus and Prospectus.